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                                                                   EXHIBIT 10.18

                                 AMENDMENT NO. 3
                         TO LOAN AND SECURITY AGREEMENT

                  THIS AMENDMENT NO. 3 TO LOAN AND SECURITY AGREEMENT ("Amendment") is dated as of December 11, 2003 and is by and among FLEET CAPITAL CORPORATION, a Rhode Island corporation, and the other parties identified as Lenders on the signature pages hereto (collectively, "Lenders"), on the one hand, and WABASH NATIONAL CORPORATION, a Delaware corporation, WABASH NATIONAL, L.P., a Delaware limited partnership, WNC CLOUD MERGER SUB, INC., an Arkansas corporation, and FTSI DISTRIBUTION COMPANY, L.P., a Delaware limited partnership (collectively, "Borrowers"), on the other hand. Capitalized terms used herein but not otherwise defined herein shall have the respective meanings assigned to such terms in the Loan Agreement referred to herein below. This Amendment shall be effective retroactive to November 30, 2003.

                              W I T N E S S E T H:

                  WHEREAS, Lenders and Borrowers are parties to a Loan and Security Agreement, dated as of September 23, 2003 (as the same has been and may be amended, or modified from time to time, the "Loan Agreement"), pursuant to which the Lenders have agreed to make certain loans and other financial accommodations to or for the account of Borrower;

                  WHEREAS, Borrowers have requested that Lenders amend the Loan Agreement in certain respects; and

                  WHEREAS, the Majority Lenders have agreed to amend the Loan Agreement on the terms and subject to the conditions hereinafter set forth;

                  NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the respective parties hereto hereby agree as follows:

                  1. Amendments. Subject to the satisfaction of the conditions set forth in Section 3 below, and in reliance upon the representations and warranties of Borrowers set forth herein, the Loan Agreement is hereby amended as follows:

                  (a) The parenthetical phrase contained in the fifth sentence of Section 5.4 of the Loan Agreement shall be deleted and replaced with the following: "(which surveys shall be delivered on or before January 31, 2004)."

                  (b) Subsection 6.2.4 of the Loan Agreement is hereby amended and restated in its entirety, as follows:

                  "Maintenance of Dominion Account. Each Company shall maintain a Dominion Account or Dominion Accounts pursuant to lockbox and blocked

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                  account arrangements acceptable to Agent with Bank and such other banks as may be selected by such Company. Each Company shall obtain the agreement by the applicable banks in favor of Agent to waive any recoupment, setoff rights, and any security interest in, or against, the funds deposited at such banks. Each Company shall issue to any such banks an irrevocable letter of instruction directing (i) such banks located outside Canada to deposit all payments or other remittances received (other than (a) funds in the Excluded Accounts and (b) prior to February 1, 2004, funds in the Legacy Account) to the Dominion Account, (ii) such banks located in Canada to deposit all payments or other remittances received ("Canadian Deposits") to the Dominion Account immediately upon the receipt of notice from Agent that a Dominion Period is in effect and (iii) Bank One, N.A. to deposit all payments or other remittances received in the Legacy Account ("Legacy Deposits") to the Dominion Account upon the earlier to occur of (A) receipt of notice from Agent that a Dominion Period is in effect and (B) February 1, 2004. All funds deposited in the Dominion Account shall be available to Borrowers at their discretion unless a Dominion Period is in effect. Upon the occurrence of a Dominion Event, Agent may, and at the direction of Majority Lenders Agent shall, send the appropriate notice to Borrowers to commence a Dominion Period. If a Dominion Period is in effect, (a) all Canadian Deposits and Legacy Deposits shall immediately become the property of Agent in the ratable benefit of Lenders and shall immediately be deposited to the Dominion Account and (b) all funds in the Dominion Account shall (I) immediately become the property of Agent, for the ratable benefit of Lenders and (II) be applied on account of the Obligations as provided in subsection 3.2.1. Agent shall have the right to invoke three separate Dominion Periods hereunder; once a third Dominion Period has been commenced, it shall remain in effect until the repayment in full of the Obligations. Agent assumes no responsibility for such lockbox and blocked account arrangements, including, without limitation, any claim of accord and satisfaction or release with respect to deposits accepted by any bank thereunder. Notwithstanding anything to the contrary contained herein, all such lockbox and blocked account arrangements will be in place and operational on or before January 31, 2004."

                  (c) Subsection 8.2.1 (iii) of the Loan Agreement is hereby amended and restated in its entirety, as follows:

                  "(iii) with notice to Agent, dissolution or other termination of existence of any Inactive Subsidiary, any Wind Down Subsidiary, or any of Apex, Continental Transit Corporation, Cloud Oak Flooring Company, Inc., FTSI Distribution Company, L.P., Wabash National Services, L.P., Wabash Technology Corporation and WTSI Technology Corporation; and"

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                  (d)      Appendix A to the Loan Agreement is hereby amended by
inserting the following definitions therein, in appropriate alphabetical order:

                  Canadian Deposits - as defined in subsection 6.2.4 of the Agreement.

                  Excluded Accounts - those certain Deposit Accounts of Wabash National Services, L.P. at Bank of America, N.A. (account number 3752179833) and WNTC at Bank of America, N.A. (account number 3752180013).

                  Legacy Account - that certain Deposit Account of Wabash at Bank One, N.A. (account number 56900.21).

                  Legacy Deposits - as defined in subsection 6.2.4 of the Agreement.

                  2. Scope of Amendment. Subject to the satisfaction of the conditions set forth in Section 3 below and in reliance upon the representations and warranties of Borrowers set forth therein, this Amendment shall have the effect of amending the Loan Agreement effective retroactively to November 30, 2003 as appropriate to express the agreements contained herein. In all other respects, the Loan Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms.

                  3. Conditions to Effectiveness. The effectiveness of this Amendment and the amendments contained herein are subject to the satisfaction of the following conditions precedent or concurrent:

                  (a) Agent shall have received a copy of this Amendment executed by Borrowers and the Majority Lenders, together with a reaffirmation of Guaranty Agreement executed by each Guarantor.

                  (b)      No Default or Event of Default shall be in existence.

                  4. Representations and Warranties. To induce Lenders to execute and deliver this Amendment, Borrowers hereby represent and warrant to Lenders that, after giving effect to this Amendment:

                  (a) All representations and warranties contained in the Loan Agreement and the other Loan Documents are true and correct in all material respects on and as of the date of this Amendment, in each case as if then made, other than representations and warranties that expressly relate solely to an earlier date (in which case such representations and warranties remain true and accurate on and as of such earlier date).

                  (b) No Default or Event of Default has occurred which is continuing.

                  (c) This Amendment, and the Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of Borrowers and are enforceable against Borrowers in accordance with their respective terms.

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                  (d)      The execution and delivery by Borrowers of this
Amendment does not require the consent or approval of any Person, except such consents and approvals as have been obtained.

                  5. Governing Law. THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS AND DECISIONS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

                  6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                  7. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Any such counterpart which may be delivered by facsimile transmission shall be deemed the equivalent of an originally signed counterpart and shall be fully admissible in any enforcement proceedings regarding this Amendment.

                           [SIGNATURE PAGES TO FOLLOW]

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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date first set forth above.

                                    LENDERS:

                                    FLEET CAPITAL CORPORATION, as Lender

                                    By: /s/
                                        ----------------------------------------
                                    Title: Sr. Vice President

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                                    NATIONAL CITY COMMERCIAL
                                     FINANCE, INC., as Lender

                                    By: /s/
                                        ----------------------------------------
                                    Title: Vice President

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                                    GENERAL ELECTRIC
                                     CAPITAL CORPORATION, as Lender

                                    By: /s/
                                        ----------------------------------------
                                    Title: Vice President

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                                    WACHOVIA BANK,
                                     NATIONAL ASSOCIATION, as Lender

                                    By: /s/
                                        ----------------------------------------
                                    Title: VP

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                                    MERRILL LYNCH CAPITAL, a Division of
                                     Merrill Lynch Business Financial Services,
                                     Inc., as Lender

                                    By: /s/
                                        ----------------------------------------
                                    Title: VP

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                                    WASHINGTON MUTUAL BANK, as Lender

                                    By: /s/
                                        ----------------------------------------
                                    Title: Vice President

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                                    FIFTH THIRD BANK, as Lender

                                    By: /s/
                                        ----------------------------------------
                                    Title: Vice President

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                                    LASALLE BANK NATIONAL ASSOCIATION,
                                    as Lender

                                    By: /s/
                                        ----------------------------------------
                                    Title: FVP

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                                    BORROWERS:

                                    WABASH NATIONAL CORPORATION

                                    By /s/
                                       -----------------------------------------
                                    Title: Vice President & Treasurer

                                    WABASH NATIONAL, L.P.

                                    By /s/
                                       -----------------------------------------
                                    Title: Authorized Representative

                                    WNC CLOUD MERGER SUB, INC.

                                    By /s/
                                       -----------------------------------------
                                    Title: Authorized Representative

                                    FTSI DISTRIBUTION COMPANY, L.P.

                                    By /s/
                                       -----------------------------------------
                                    Title: Authorized Representative

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                                  REAFFIRMATION

                  Wabash National Trailer Centers, Inc., a Delaware corporation, Wabash Financing LLC, a Delaware limited liability company, National Trailer Funding, L.L.C., a Delaware limited liability company, Apex Trailer Leasing & Rentals, L.P., a Delaware limited partnership, Continental Transit Corporation, an Indiana corporation, WTSI Technology Corp., a Delaware corporation, Wabash Technology Corp., a Delaware corporation, and Wabash National Services, L.P., a Delaware limited partnership, (each "Guarantor" and collectively, "Guarantors") hereby (i) acknowledge receipt of a copy of the foregoing Amendment No. 3 to Loan and Security Agreement (the "Amendment"); (ii) affirm that nothing contained in the Amendment shall modify in any respect whatsoever any Loan Document to which any Guarantor is a party; and (iii) reaffirm that such Loan Documents and all obligations of the Guarantors thereunder shall continue to remain in full force and effect.

                  IN WITNESS WHEREOF, Guarantors have executed this Reaffirmation on and as of the date of the Amendment.

                                    WABASH NATIONAL TRAILER CENTERS, INC.

                                    By /s/
                                       -----------------------------------------
                                    Title Authorized Representative

                                    WABASH FINANCING LLC

                                    By /s/
                                       -----------------------------------------
                                    Title Authorized Representative

                                    NATIONAL TRAILER FINANCING, L.L.C.

                                    By /s/
                                       -----------------------------------------
                                    Title Authorized Representative

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                                    APEX TRAILER LEASING & RENTALS, L.P.

                                    By /s/
                                       -----------------------------------------
                                    Title Authorized Representative

                                    CONTINENTAL TRANSIT CORPORATION

                                    By /s/
                                       -----------------------------------------
                                    Title Authorized Representative

                                    WTSI TECHNOLOGY CORP.

                                    By /s/
                                       -----------------------------------------
                                    Title Authorized Representative

                                    WABASH TECHNOLOGY CORP.

                                    By /s/
                                       -----------------------------------------
                                    Title Authorized Representative

                                    WABASH NATIONAL SERVICES, L.P.

                                    By /s/
                                       -----------------------------------------
                                    Title Authorized Representative